UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

SECOND SIGHT MEDICAL PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

California	001-36747	02-0692322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13170 Telfair Ave Sylmar, California	91342
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 833-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Warrants	EYES EYESW	Nasdaq Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders of Second Sight Medical Products Inc. (“Second Sight” or “Company”) was held on July 27, 2022 (the “Annual Meeting”). Holders of 27,621,649 shares of Second Sight’s common stock were represented at the meeting in person or by proxy, constituting a quorum. The following are the voting results on each matter submitted to the shareholders of Second Sight at the annual meeting.

Proposal 1: A proposal to approve the transactions contemplated by the Agreement and Plan of Merger, dated February 4, 2022, by and between the Company and Nano Precision Medical, Inc., a California corporation (“NPM”), pursuant to which NPM will merge with and into NPM Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Company, with NPM surviving as a wholly-owned subsidiary of the Company was approved as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,025,356	420,406	157,720	7,018,166

Proposal 2: A proposal to amend the Company’s Restated Articles of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock, within a range, as determined by the Company’s board of directors, of one (1) new share for every two (2) to ten (10) (or any number in between) shares outstanding was approved as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,461,881	1,946,693	213,074	N/A

Proposal 3: A proposal to amend the Company’s Restated Articles of Incorporation, as amended, to effect the change of name of the Company to “Vivani Medical, Inc.” was approved as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,729,124	589,489	303,035	N/A

Proposal 4: The shareholders elected each of the six director nominees to the Board of Directors of the Company to serve until the 2023 Annual Meeting of Shareholders or until their successors have been duly elected and qualified, as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Gregg Williams	18,908,597	1,694,885	7,018,166
Aaron Mendelsohn	19,915,717	687,765	7,018,166
Jonathan Will McGuire	19,916,497	686,985	7,018,166
Matthew Pfeffer	19,937,903	665,579	7,018,166
Dean Baker	18,832,943	1,770,539	7,018,166
Alexandra Larson	19,002,513	1,600,969	7,018,166

Proposal 5: The shareholders approved the Second Sight 2022 Omnibus Plan (the “Second Sight 2022 Plan”), as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,899,357	1,131,344	572,780	7,018,166

Proposal 6: The shareholders, on an advisory basis, ratified the appointment of BPM, LLP. as Second Sight’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,173,462	293,238	154,948	N/A

Proposal 7: A proposal to consider and vote upon an adjournment of the Annual Meeting to solicit additional proxies if there were not sufficient votes in favor of the foregoing proposals was not called to a vote because there were sufficient votes in favor of the foregoing proposals.

Item 8.01	Other Events

On July 29, 2022, the Company issued a press release entitled “Second Sight Medical Products Announces Shareholder Approval for its Merger with Nano Precision Medical and other Results of its 2022 Annual Meeting”. The press release is attached to this report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release “Second Sight Medical Products Announces Shareholder Approval for its Merger with Nano Precision Medical and other Results of its 2022 Annual Meeting” dated July 28, 2022.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECOND SIGHT MEDICAL PRODUCTS, INC.

Date: July 29, 2022	By:	/s/ Scott Dunbar
Scott Dunbar
Acting Chief Executive Officer